SCHEDULE OF DEFERRED TAX ASSET (Details) - USD ($)	Mar. 31, 2023	Mar. 31, 2022
Deferred tax assets:
Net operating loss carryforwards	$ 8,900,000	$ 6,022,000
Other	(279,000)	(350,000)
Total deferred tax asset	8,621,000	5,672,000
Valuation allowance	(8,621,000)	(5,672,000)
Total